GOODWILL AND INTANGIBLE ASSETS - Annual amortization(Details) - OLD PlayStudios, Inc. - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
2021	$ 200	$ 324
2022	100	200
2023		100
2024		0
2025		0
Total	$ 512	$ 624	$ 1,322